Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint David B. Burritt, Suzanne Rich Folsom, Colleen M. Darragh and Arden T. Phillips, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock or other securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of January, 2016.

/s/ John J. Engel
John J. Engel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint David B. Burritt, Suzanne Rich Folsom, Colleen M. Darragh and Arden T. Phillips, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock or other securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of January, 2016.

/s/ John G. Drosdick
John G. Drosdick

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint David B. Burritt, Suzanne Rich Folsom, Colleen M. Darragh and Arden T. Phillips, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock or other securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of January, 2016.

/s/ Patricia Diaz Dennis
Patricia Diaz Dennis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint David B. Burritt, Suzanne Rich Folsom, Colleen M. Darragh and Arden T. Phillips, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock or other securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of January, 2016.

/s/ Robert Stevens
Robert Stevens

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint David B. Burritt, Suzanne Rich Folsom, Colleen M. Darragh and Arden T. Phillips, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock or other securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of January, 2016.

/s/ Murry S. Gerber
Murry S. Gerber

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint David B. Burritt, Suzanne Rich Folsom, Colleen M. Darragh and Arden T. Phillips, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock or other securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of January, 2016.

/s/ Glenda G. McNeal
Glenda G. McNeal

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint David B. Burritt, Suzanne Rich Folsom, Colleen M. Darragh and Arden T. Phillips, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock or other securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of January, 2016.

/s/ David S. Sutherland
David S. Sutherland

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint David B. Burritt, Suzanne Rich Folsom, Colleen M. Darragh and Arden T. Phillips, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock or other securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of January, 2016.

/s/ Patricia A. Tracey
Patricia A. Tracey

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint David B. Burritt, Suzanne Rich Folsom, Colleen M. Darragh and Arden T. Phillips, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock or other securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of January, 2016.

/s/ Dan O. Dinges
Dan O. Dinges

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint David B. Burritt, Suzanne Rich Folsom, Colleen M. Darragh and Arden T. Phillips, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock or other securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February, 2016.

/s/ Mario Longhi
Mario Longhi

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint David B. Burritt, Suzanne Rich Folsom, Colleen M. Darragh and Arden T. Phillips, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock or other securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 2016.

/s/ Paul A. Mascarenas
Paul A. Mascarenas

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint Suzanne Rich Folsom, Colleen M. Darragh and Arden T. Phillips, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock or other securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February, 2016.

/s/ David B. Burritt
David B. Burritt